SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                     __________________________________


                                  FORM 8-K

                              CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported)    September 27, 2002
                                                    -------------------------

                           Eagle Supply Group, Inc.
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              (Exact Name of Registrant as Specified in Charter)

                                  Delaware
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                 (State or Other Jurisdiction of Incorporation)

        000-25423                                          13-3889248
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(Commission File Number)                                  (IRS Employer
                                                        Identification No.)

122 East 42nd Street, Suite 1116, New York, New York           10168
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 (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code    (212) 986-6190
                                                  ---------------------------


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Item 7.  Financial Statements and Exhibits

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits required by Item 601 of Regulation S-K


	Exhibit No.	Description
                        -----------

            99.1        Press Release issued September 27, 2002


Item 9.  Regulation FD Disclosure

	On September 27, 2002, Eagle Supply Group, Inc. (the "Registrant") issued a Press Release relating to Registrant's Fourth Quarter and Fiscal Year End Results (June 30, 2002).

	A copy of that Release is attached here to as Exhibit 99.1 and is incorporated by reference herein.

	The information included in this Current Report on Form 8-K (including the exhibit hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12 (a) (2) of the Securities Act of 1933, as amended. This Current Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed and is solely to satisfy the requirements of Regulation FD.



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                              SIGNATURES
                              ----------

	In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     EAGLE SUPPLY GROUP, INC.



Dated: September 27, 2002            By:  /s/Douglas P. Fields
                                        ---------------------------------
                                        Douglas P. Fields,
                                        Chairman of the Board of Directors,
                                        Chief Executive Officer and a
                                        Director
                                        (Principal Executive Officer)


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